UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

Trade Street Residential, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida	33180
(Address of Principal Executive Offices)	(Zip Code)

(786) 248-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

On November 12, 2013, Trade Street Residential, Inc. (the “Company”) announced the filing of a registration statement on Form S-11 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to a contemplated $100.0 million rights offering to its existing stockholders (the “Rights Offering”). In connection with the Rights Offering, the Company intends to distribute at no charge to its existing holders of shares of its common stock, par value $0.01 per share (“Common Stock”), transferable subscription rights (“Rights”) to purchase shares of Common Stock at a cash subscription price of $6.33 per whole share (the “Rights Offering Subscription Price”). The Company intends to offer to each of its stockholders one Right for each full share of Common Stock owned by that stockholder as of the close of business on the record date to be established by the Company’s board of directors. Each subscription right will entitle its holder to purchase 1.3775 shares of Common Stock, subject to adjustment if the number of shares of Common Stock outstanding on the record date for the Rights Offering is different than the number of shares of Common Stock outstanding as of the date of this Current Report on Form 8-K.

Standby Purchase Agreement

In connection with the Rights Offering, the Company entered into a standby purchase agreement (the “Standby Purchase Agreement”) with certain investment entities (the “Investors”) managed or advised by Senator Investment Group LP, a Delaware limited partnership. Pursuant to the Standby Purchase Agreement, the Investors have committed to purchase from the Company, subject to the terms and conditions of the Standby Purchase Agreement, at the Rights Offering Subscription Price, all of the unsubscribed shares of Common Stock in the Rights Offering minus the aggregate dollar value of the shares of the Management Purchase Commitment (as defined below) such that the gross proceeds to the Company from the Rights Offering will be $100.0 million (the “Backstop Commitment”). In addition, the Investors have agreed to purchase an aggregate of $50.0 million in shares of Common Stock in addition to shares of Common Stock purchased pursuant to the Backstop Commitment (the “Additional Purchase Commitment”).

As a condition to the Backstop Commitment and the Additional Purchase Commitment, our Chairman and Chief Executive Officer, Michael Baumann, and our Vice-Chairman and President, David Levin (each a “Manager Purchaser” and together the “Manager Purchasers”), have agreed to purchase shares of our common stock in an amount that equals the number of shares they would be entitled to if they were issued subscription rights at the Rights Offering Subscription Price per share for an aggregate commitment of $1,812,250 based on the number of shares of Common Stock that each individual owns (the “Management Purchase Commitment” and, together with the Backstop Commitment and the Additional Purchase Commitment, the “Purchase Commitments”). On November 12, 2013, the Company entered into a purchase agreement with the Manager Purchasers (the “Management Purchase Agreement”). The Company refers to the Rights Offering and the Purchase Commitments, collectively, as the “Rights Offering Transaction.”

Pursuant to the Standby Purchase Agreement, in the event the Rights Offering Transaction is consummated, the Company will pay the Investors a fee of $3.75 million for the Backstop Commitment and a fee of $3.75 million for the Additional Purchase Commitment, in each case payable in unregistered shares of Common Stock, calculated at the Rights Offering Subscription Price. The Company will be obligated to pay a cash termination fee of $7.5 million as liquidated damages in the event that the Standby Purchase Agreement is terminated as a result of the Company’s decision to pursue certain alternative transactions (an “Alternative Transaction”), which the Company would be obligated to pay upon termination of the Standby Purchase Agreement. If the Standby Purchase Agreement is terminated for reasons other than an Alternative Transaction or a breach of the Investors’ representations and warranties in the Standby Purchase Agreement, the Company will be obligated to pay a cash termination fee of $2.5 million the Investors no later than December 31, 2014. In addition to the payment of any fees to the Investors, in any case, the Company has agreed to reimburse the Investors for up to $400,000 of their reasonable costs incurred in connection with the Rights Offering Transactions.

The Company and the Investors have made customary representations, warranties and covenants to each other in the Standby Purchase Agreement, including representations and warranties with respect to matters relating to the Company’s business. We have also agreed to indemnify the Investors for certain losses they may incur under the Standby Purchase Agreement. The closing under the Standby Purchase Agreement is subject to customary closing conditions, including receipt of the approval of the transactions of the Company’s stockholders, and that no material adverse effect shall have occurred with respect to the Company and no material market disruptions shall have occurred.

Stockholders Agreement

In the event that the Rights Offering Transaction is consummated, the Standby Purchase Agreement provides that the Company and the Investors will enter into a stockholders’ agreement (the “Stockholders Agreement”) in order to establish various arrangements and restrictions with respect to governance of the Company and certain rights that will be granted to the Investors as long as they maintain ownership of at least 4.9% of the Company’s outstanding Common Stock.

Pursuant to the terms of the Stockholders Agreement, the Company will agree to maintain a board of directors with no more than nine members and the Investors will be entitled to nominate to the board of directors the following numbers of directors, based on the Investor’s collective ownership in the Company:

•	two directors if the Investors’ collective ownership is greater than 19.9% of the Company’s outstanding Common Stock;

•	one director if the Investors’ collective ownership is greater than 4.9%, but less than 19.9% of the Company’s outstanding Common Stock; and

•	no directors if the Investors’ collective ownership is less than 4.9% of the Company’s outstanding Common Stock.

In addition, the Stockholders Agreement will provide that any directors designated by the Investors will be permitted to sit in as observers at meetings of the Compensation Committee and Investment Committee of the Company’s board of directors.

The Stockholders Agreement also provides that, following the date on which the Company receives certain required third party consents or the determination by the Company that such third party consents are no longer required, the Investors will have the right to consent to the following actions for so long as the Investors’ level of ownership is equal to or greater than 4.9% of the Company’s outstanding Common Stock:

•	any guarantees of, incurrences or issuance of recourse debt or recourse capital stock redeemable at any time by the Company or Trade Street Operating Partnership, LP, the Company’s operating partnership, that in any calendar year are in a principal amount or create an obligation of the Company in excess of $50.0 million and any issuance of equity other than shares of the Company’s Common Stock for consideration or value greater than $50.0 million in the aggregate in any calendar year;

•	any future equity issuance at a price lower than $6.33 per share of Common Stock, the Rights Offering Subscription Price;

•	entering into or granting any retention agreements, stock options, restricted stock or restricted stock unit awards, stock incentive rights or signing bonuses that, in the aggregate during any calendar year exceeds 10% of the Company’s market capitalization after the Rights Offering or that in the aggregate exceeds $5.0 million in any calendar year (which awards will also be subject to approval of the Compensation Committee of the Company’s board of directors);

•	any purchase of shares of the Company’s Common Stock or capital stock from members of the Company’s board of directors, management or their affiliates (other than deemed repurchases in connection with the surrender of shares to the Company to satisfy any tax withholding in connection with vesting of restricted stock or cashless exercises of stock options);

•	any transaction, including any modification of rights, involving existing shares of the Company’s preferred stock or its preferred stockholders;

•	any amendment to the Company’s articles of restatement or bylaws (whether by merger, consolidation or otherwise) in any manner adverse to the Investors;

•	the hiring or firing of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, Chief Operating Officer or President or any similar position;

•	any acquisition or series of related acquisitions whose purchase price equals or exceeds 50% of the Company’s market capitalization immediately prior to the execution of a definitive document for such transaction; and

•	any determination by the Company’s Board that it is no longer in the Company’s best interests to be taxed as a REIT.

In the event that the Company does not obtain the required third party consents and it is not determined that the required third party consents are no longer required within 180 days of the Stockholders Agreement, the Company will be required to pay to the Investors, as liquidated damages, at the option of the Company either (i) additional shares of Common Stock, the number of which will equal one percent (1.0%), per month (and pro rata for any periods totaling less than a month), of the aggregate purchase price paid by the Investors pursuant to the Standby Purchase Agreement divided by the arithmetic average of the volume weighted average price of the Company’s Common Stock over the ten trading days prior to the issuance of such shares (the “Consent Fee Shares”) or (ii) an amount of cash equal to the value of the Consent Fee Shares that would be issuable if the Company elected to issue additional shares in lieu of cash (the “Consent Cash Payment”). In the event that Company fails to issue the Consent Fee Shares or pay the Consent Cash Payment in a timely manner, the amount of Consent Fee Shares or Consent Cash Payment, as applicable, to be issued to the Investors will increase by 1.5% per month or portion thereof.

The Stockholders Agreement also will provide that, if, on or after the 3.5 year anniversary of the closing of the Rights Offering Transactions (the “Liquidity Right Measurement Date”), the closing price of the Common Stock has not exceeded $10.00 per share (subject to certain adjustments set forth in the Stockholders Agreement) during any consecutive 10 trading day period during the 180 days prior to the Liquidity Right Measurement Date and the Investors continue to own 4.9% or greater of the Company’s outstanding Common Stock, the Investors will have a liquidity right, which must be exercised by written notice to us within 10 days of the Liquidity Right Measurement Date. If the Investors exercise the Liquidity Right, the Company will have the right to purchase the shares offered by the Investors for the greater of $10.00 per share or an amount equal to a 5.0% discount to the average volume-weighted average prices of the Company’s Common Stock over the 10 trading days immediately prior to the Liquidity Right Measurement Date (subject to certain adjustments in the Stockholders Agreement). If the Company chooses not to, or is unable to, exercise its right to repurchase the Investors’ Common Stock by the six-month anniversary of the Investors’ liquidity right, the Company will be required to submit to the Investors for approval quarterly business plans setting forth all material business activities planned for the ensuing quarter. To the extent that any expenditures or other items related to the income statement, balance sheet or cash flows in the quarterly business plan for any particular fiscal quarter deviates from the initial quarterly business plan in a manner adverse to the Company by greater than 5.0%, the Company shall be prohibited from making such expenditure or taking such action and any subsequent quarterly business plan will not be adopted without the Investors’ approval, which may be given or withheld in the Investors’ sole discretion.

The Stockholders Agreement also contains certain customary standstill provisions through the earliest of (i) four years from the date of the closing of the Rights Offering, (ii) the occurrence of change of control of the Company and (iii) such time as the Investors no longer collectively own at least 4.9% of the Company’s outstanding Common Stock.

Pursuant to the Stockholders Agreement, the Company also will agree to file a registration statement covering the resale of all shares of Common Stock issued to the Investors pursuant to the Standby Purchase Agreement and the Stockholders Agreement (the “Resale Registration Statement”), which must be declared effective by the SEC no later than the first anniversary of the closing of the Rights Offering. If the Resale Registration Statement is not declared effective by the first anniversary of the closing of the Rights Offering or is not otherwise kept continuously effective, subject to certain exceptions, the Company will be required to pay the Investors a fee, payable in additional shares of the Company’s Common Stock (the “Additional Shares”), equal to 0.5% of the aggregate purchase price paid by the Investors under the Standby Purchase Agreement for each full 30 calendar days thereafter (pro-rated for periods totaling less than one month) until the Resale Registration Statement is declared or once again effective, divided by the volume-weighted average trading prices of the Company’s common stock over the 10 trading days prior to the issuance of such shares. In the event that the Company fails to issue the Additional Shares in a timely manner, the amount of Additional Shares to be issued to the Investors will increase by 1.5% per month or portion thereof.

Pursuant to the terms of the Stockholders Agreement, except in certain cases, the Investors will have a pre-emptive right to participate in future equity issuances by the Company for so long as the Investors collectively own at least 4.9% of the Company’s outstanding Common Stock.

The purchase of shares of Common Stock by the Investors pursuant to the Standby Purchase Agreement and the rights to be granted to the Investors pursuant to the Stockholders Agreement are subject to stockholder approval and other conditions contained in the Standby Purchase Agreement.

As a condition to the Investors agreeing to enter into the Standby Purchase Agreement, each of the Manager Purchasers executed a Voting Agreement, dated November 12, 2013 (each a “Voting Agreement” and together, the “Voting Agreements”) with the Investors and the Company, pursuant to which, each Manager Purchaser has agreed to vote his shares of Common Stock in favor of the Company entering into the Standby Purchase Agreement and the transactions contemplated thereby.

The form of Stockholders Agreement is filed as an Annex to the Standby Purchase Agreement. The foregoing descriptions of the Standby Purchase Agreement, the Management Purchase Agreement, the Stockholders Agreement and the Voting Agreement are only summaries and are qualified in their entirety by reference to the Standby Purchase Agreement (including any exhibits thereto), the Management Purchase Agreement and the Voting Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference into this Item 3.02.

The issuance of shares of Common Stock pursuant to the Standby Purchase Agreement, the Stockholders Agreement and the Management Purchase Agreement will be effected in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and pursuant to Rule 506 of Regulation D of the Securities Act. All such persons are accredited investors and were provided with and had access to information about the Company.

If no holders of Rights in the Rights Offering exercise their Rights, the Company expects to issue an aggregate of 24,595,221 shares of Common Stock to the Investors pursuant to the Standby Purchase Agreement. If all holders of Rights exercise their Rights, the Company expects to issue an aggregate of 9,083,728 shares of Common Stock to the Investors pursuant to the Standby Purchase Agreement. The Company will issue an aggregate of 286,295 shares to Messrs. Baumann and Levin pursuant to the Management Purchase Agreement (assuming no change in the outstanding shares of Common Stock prior to the record date for the Rights Offering).

Item 7.01.	Regulation FD Disclosure.

On November 12, 2013, the Company issued a press release announcing the execution of the Standby Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the federal securities laws. You can identify forward-looking statements by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. The Company’s forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by these forward-looking statements are reasonable, it can give no assurance that its plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: the failure of the Company’s stockholders to approve the issuance of shares to the Investors pursuant to the Standby Purchase Agreement and/or the rights to be granted to the Investors pursuant to the Stockholders Agreement; the failure of the Investors to consummate the transactions contemplated by the Standby Purchase Agreement; the Company’s inability to timely obtain required third party consents; the existence of an Alternative Transaction that could result in the termination of the Standby Purchase Agreement; and risks related to the Company’s business, including, among others, general real estate risks affecting the Company, significant defaults by tenants or adverse competitive factors affecting the Company. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT ADDITIONAL INFORMATION

The Registration Statement relating to the Rights Offering has not yet become effective and no securities may be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The Company intends to commence the Rights Offering promptly after the Registration Statement has been declared effective by the SEC. The terms and conditions of the Rights Offering will be made available to the Company’s stockholders once the Rights Offering has commenced. The Company has not yet set a record date for the Rights Offering. A copy of the prospectus relating to the Rights Offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and additional materials relating to the Rights Offering will be mailed to stockholders of record of the Company shortly after the record date. Stockholders will then also be able to obtain a copy of this prospectus from the Subscription Agent for the Rights Offering.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company has filed with the SEC a preliminary proxy statement in connection with the issuance of shares to the Investors as well as certain other matters related to the transactions contemplated by the Standby Purchase Agreement. The Company and its directors and officers and Senator Investment Group LP and its employees and affiliates may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposals to be set forth in the proxy statement. Information about the Company’s directors and executive officers and Senator Investment Group LP and their ownership of the Company’s Common Stock will be set forth in the definitive proxy statement to be filed with the SEC by the Company.

The Company’s stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the Company, the issuance of shares of Common Stock to the Investors and such other matters. Stockholders may obtain free copies of the proxy statement when it becomes available at the SEC’s website at http://www.sec.gov, at the Company’s website at http:// www.tradestreetresidential.com or by writing to Trade Street Residential, Inc., 19950 W. Country Club Drive, Suite 800, Aventura, Florida 33180, Attention: Investor Relations. The contents of the Company’s website are not incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Standby Purchase Agreement, dated as of November 12, 2013, by and among the Company and the Investors party thereto (including the form of Stockholders Agreement attached as Annex I thereto)

10.2	Management Purchase Agreement, dated as of November 12, 2013, by and among the Company, Michael Baumann and David Levin

10.3	Voting Agreement, dated as of November 12, 2013, by and among the Company, the Investors party thereto and Michael Baumann

10.4	Voting Agreement, dated as of November 12, 2013, by and among the Company, the Investors party thereto and David Levin

99.1	Press Release announcing entry into the Standby Purchase Agreement and related transactions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: November 12, 2013	By:	/s/ Michael Baumann
Michael Baumann Chairman and Chief Executive Officer